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                                                                Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference into this amendment no. 1 to the registration statement on Form S-3 of our report dated February 19, 1999 included in Pogo Producing Company's Annual Report on Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this amendment no. 1 to the registration statement.

                                                      /s/ ARTHUR ANDERSEN LLP

Houston Texas
April 30, 1999